UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2016 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

(e)    Heska Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (“Annual Meeting”) on May 13, 2016. At the Annual Meeting, the Company’s stockholders approved an amended and restated 1997 Stock Incentive Plan, as amended and restated (the “1997 Stock Plan”), to, among other things, increase by 500,000 the number of shares of the Company’s common stock authorized for issuance under the 1997 Stock Plan and include a so-called "clawback" provision and a minimum one year vesting period for restricted stock grants. Other amendments included in the 1997 Stock Plan were the elimination of an automatic annual increase in the number of shares authorized for issuance based on the number of continuing non-employee directors of the Company and any ambiguity that an outstanding option could be modified to effect a repricing. A further description of the amendments included in the 1997 Stock Plan is included in the definitive proxy statement related to the Annual Meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 000-22427) on April 14, 2016 (the “Proxy Statement”), which description is incorporated herein by reference. The 1997 Stock Plan is also incorporated by reference to Appendix C of the Proxy Statement as Exhibit 10.1 to this current report. The foregoing summary is qualified in its entirety by reference to the full terms and conditions of the 1997 Stock Plan. Interested parties are encouraged to read the 1997 Stock Plan in its entirety as it contains important information.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Proxy Statement related to the Annual Meeting contains a description of the following proposals considered at the Annual Meeting, each of which were approved by the Company's stockholders at the Annual Meeting as set forth below:

1.
Stockholders approved the proposal to approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Charter"), to increase by 1,000,000 the number of authorized shares of each class of the Company's common stock, a requirement to satisfy a condition to the completion of the Company's acquisition of Cuattro Veterinary, LLC.

For:	4,307,907
Against:	48,429
Abstain:	3,272
Broker Non-Voted:	1,351,002
Other Non-Voted:	0

2.    Stockholders elected the following two nominees as Class I directors to serve three-year terms, as follows:

Nominee	For	Withheld	Broker Non-Voted	Other Non-Voted
G. Irwin Gordon	4,251,424	108,184	1,351,002	—
Carol A. Wrenn	4,276,879	82,729	1,351,002	—
Each of Mr. Gordon and Ms. Wrenn have been elected to hold office until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified.

3.
Stockholders approved the proposal to amend and restate the Company's 1997 Stock Incentive Plan, as amended and restated, to, among other things, increase by up to 500,000 the number of shares of the Company's common stock authorized for issuance thereunder and include a so-called "clawback" provision and a minimum 1 year vesting period for restricted stock grants.

For:	3,187,449
Against:	1,167,192
Abstain:	4,967
Broker Non-Voted:	1,351,002
Other Non-Voted:	0

4.
Stockholders approved the proposal to approve an amendment to the Company's Charter to increase by 500,000 the number of authorized shares of each class of the Company's common stock to make available the additional shares contemplated for issuance under the amended and restated 1997 Stock Plan.

For:	3,457,023
Against:	898,359
Abstain:	4,226
Broker Non-Voted:	1,351,002
Other Non-Voted:	0

5.	Stockholders approved the proposal to ratify the appointment of EKS&H LLLP as the Company's independent registered public accounting firm.

For:	5,651,315
Against:	32,022
Abstain:	27,272
Broker Non-Voted:	0
Other Non-Voted:	1

6.	Stockholders approved the proposal to approve the Company's executive compensation in a non-binding advisory vote.

For:	4,246,033
Against:	91,432
Abstain:	22,143
Broker Non-Voted:	1,351,002
Other Non-Voted:	0

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Notes	Exhibit Description
3.1		Certificate of Amendment to the Restated Certificate of Incorporation, as Amended
99.1	(1)	1997 Stock Plan

Notes
(1)	Incorporated by reference to Appendix C to the Company's Proxy Statement

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: May 18, 2016	By: /s/ Jason A. Napolitano Jason A. Napolitano Chief Operating Officer, Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Notes	Exhibit Description
3.1		Certificate of Amendment to the Restated Certificate of Incorporation, as Amended
99.1	(1)	1997 Stock Plan

Notes
(1)	Incorporated by reference to Appendix C to the Company's Proxy Statement